Exhibit 10.25

AGREEMENT REGARDING INDEMNIFICATION OBLIGATIONS

THIS AGREEMENT REGARDING INDEMNIFICATION OBLIGATIONS (this “Agreement”), is entered as of April 14, 2011 and is effective as of January 25, 2011, by and among Coty Inc., a Delaware corporation (the “Company”), Berkshire Fund VII Investment Corp., Berkshire Fund VII-A Investment Corp., Berkshire Investors III LLC, Berkshire Investors IV LLC (with Berkshire Fund VII Investment Corp., Berkshire Fund VII-A Investment Corp. and Berkshire Investors III LLC., each, a “Berkshire Stockholder” and together, the “Berkshire Stockholders”) and Bradley Bloom (the “Berkshire Designee”).

RECITALS

WHEREAS, pursuant to and in accordance with the terms of the Stockholders Agreement, dated as of January 25, 2011, by and among the Company, the Berkshire Stockholders, Donata Holding SE, Donata Holdings BV, Worldwide Beauty Onshore L.P. and Worldwide Beauty Offshore L.P., the Berkshire Stockholders are entitled to designate one director of the Board of Directors of the Company;

WHEREAS, the Company (a) has indemnification and advancement provisions in favor of its directors in Article VIII of its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Article VIII of its Second Amended and Restated By-laws (the “By-laws”), (b) is entering into an indemnification agreement, effective as of January 25, 2011, with the Berkshire Designee with respect to his or her service on the Board of Directors (the “Indemnification Agreement”), and (c) maintains directors’ and officers’ liability insurance; and

WHEREAS, the Company acknowledges that the Berkshire Designee has certain rights to indemnification, advancement of expenses and/or insurance provided by the Berkshire Stockholders and their affiliates in connection with the Berkshire Designee’s activities on behalf of the Berkshire Stockholders and their affiliates, including acting as a director of a current or former portfolio company, that the Company and the Berkshire Stockholders and their affiliates intend to be secondary to the primary obligation of the Company to indemnify the Berkshire Designee pursuant to and in accordance with the terms of the Indemnification Agreement.

AGREEMENT

In consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows.

1. Indemnification and Advancement Obligations. The Company agrees (a) to indemnify and advance expenses to the Berkshire Designee in accordance with Article VIII (or any successor provision) of the Certificate of Incorporation, Article VIII (or any successor provision) of the By-laws and the terms and conditions of the Indemnification Agreement, (b) to pay indemnification and advance expenses to the Berkshire Designee on a timely basis and in any event within the time frames specified in the Indemnification Agreement and (c) otherwise to comply with Article VIII (or any successor provision) of the Certificate of Incorporation, Article VIII (or any successor provision) of the By-laws and the terms and conditions of the Indemnification Agreement.

2. Primary Responsibility. The Company hereby acknowledges that the Berkshire Designee has certain rights to indemnification, advancement of expenses and/or insurance provided by the Berkshire Stockholders and their affiliates in connection with the Berkshire Designee’s activities on behalf of the Berkshire Stockholders and their affiliates, including acting as a director of a current or former portfolio company, that the Company and the Berkshire Stockholders and their affiliates intend to be secondary to the primary obligation of the Company to indemnify the Berkshire Designee pursuant to and in accordance with the terms of the Indemnification Agreement. The Company acknowledges and agrees that, as a result of its obligations under the Certificate of Incorporation, By-laws and the Indemnification Agreement, (a) the Company is the indemnitor of first resort and the Company is wholly and primarily responsible for the payment of any and all indemnification, and the advancement of any and all expenses, to which the Berkshire Designee is entitled under the Certificate of Incorporation, the By-laws or the Indemnification Agreement, or otherwise pursuant to any rights that the Company has granted to the Berkshire Designee in connection with the Berkshire Designee’s service on the Board of Directors of the Company, and any obligation of the Berkshire Stockholders and their affiliates to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Berkshire Designee are secondary, (b) the Company shall be required to advance the full amount of expenses incurred by the Berkshire Designee and its affiliates and shall be liable for the full amount of all Expenses to the extent legally permitted and as required by the terms of the Indemnification Agreement and the Certificate of Incorporation and By-laws of the Company (or other any other agreement between the Company and the Berkshire Designee), without regard to any rights Indemnitee may have against the Berkshire Stockholders and their affiliates, (c) any such indemnification and expenses shall be paid by or on behalf of the Company, and (d) the Company it irrevocably waives, relinquishes and releases the Berkshire Stockholders and their affiliates from any and all claims against the Berkshire Stockholders or their affiliates for contribution, reimbursement, subrogation, set-off, exoneration or otherwise from any of the Berkshire Stockholders or any affiliate thereof for amounts paid in respect thereof. The Company further agrees that no advancement or payment by the Berkshire Stockholders or their affiliates on behalf of the Berkshire Designee with respect to any claim for which the Berkshire Designee has sought indemnification from the Company shall affect the foregoing and the Berkshire Stockholders shall be subrogated to all of the rights of recovery of the Berkshire Designee against the Company. The Company and Berkshire Designee agree that the Berkshire Stockholders and their affiliates are express third party beneficiaries of the terms of this Section 2.

3. Indemnification by the Company. The Company agrees to indemnify, reimburse and hold harmless each of the Berkshire Stockholders or any of its affiliates for any and all amounts for which the Company is wholly and primarily responsible under Section 1 or 2 hereof in the event that any of the Berkshire Stockholders or any of its affiliates actually pays any such amounts for any reason to or on behalf of the Berkshire Designee. Any and all amounts paid by an insurance provider pursuant to a policy maintained by any of the Berkshire Stockholders or an affiliate thereof (other than the Company) shall be deemed amounts paid by such Berkshire Stockholder for purposes of this Agreement.

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4. Waiver. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable legal requirements, (a) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (b) no notice to or demand on one party will be deemed to be a waiver of any right of the party giving such notice or demand to take further action without notice or demand.

5. Entire Agreement; Amendment. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and, along with the Indemnification Agreement, Certificate of Incorporation and By-laws, constitute a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties.

6. Assignment. This Agreement, and the rights, interests and obligations hereunder, will not be assigned by any party by operation of law or otherwise without the express written consent of the other party (which consent may be granted or withheld in the sole and absolute discretion of such other party); provided, that, without the consent of the Company, the Berkshire Stockholders may assign their rights, interests and obligations hereunder to one or more of their affiliates or successors. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

7. Governing Law. This Agreement and all of the rights and duties of the parties to this Agreement arising from or relating in any way to the subject matter of this Agreement, including any claims, shall be governed by, construed and enforced in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of conflicts of laws principles of the State of Delaware.

8. Consent to Jurisdiction; Venue. All actions and proceedings arising out of or relating to this Agreement will be heard and determined in the courts of the State of Delaware, and the parties hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The parties hereby consent to service of process by mail or any other manner permitted by applicable legal requirements.

9. Jury Trial Waiver. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY OR THEIR RESPECTIVE REPRESENTATIVES IN THE NEGOTIATION OR PERFORMANCE HEREOF.

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10. Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other telecommunications mechanism will be effective as delivery of a manually executed counterpart of this Agreement. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine, telecopier, or electronically scanned and transmitted in a .pdf file format is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile, or electronically scanned document is to be re executed in original form by the parties who executed the facsimile, telecopy or electronically scanned document. No party may raise the use of a facsimile machine, telecopier or electronic transmission permitted in this Section 10 or the fact that any signature was transmitted through the use of a facsimile, telecopier machine or electronically in a .pdf file format as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section 10.

11. No Third Party Beneficiaries. Except as set forth in Section 2, this Agreement is for the sole benefit of the parties, their permitted assigns and the affiliates (other than the Company) of the Berkshire Stockholders and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable benefit, claim, cause of action, remedy or right of any kind.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in counterparts all effective as of the day and year first above written.

COTY, INC.

By:	/s/ Jules Kaufman
Name:	Jules Kaufman
Title:	S.V.P., General Counsel & Secretary

BERKSHIRE FUND VII INVESTMENT CORP.

By:	/s/ Bradley M. Bloom
Name:	Bradley M. Bloom
Title:	Treasurer

BERKSHIRE FUND VII-A INVESTMENT CORP.

By:	/s/ Bradley M. Bloom
Name:	Bradley M. Bloom
Title:	Treasurer

BERKSHIRE INVESTORS III LLC

By:	/s/ Bradley M. Bloom
Name:	Bradley M. Bloom
Title:	Managing Director

BERKSHIRE INVESTORS IV LLC

By:	/s/ Bradley M. Bloom
Name:	Bradley M. Bloom
Title:	Managing Director

BERKSHIRE DESIGNEE

By:	/s/ Bradley M. Bloom
Name:	Bradley Bloom

Signature Page to Agreement Regarding Indemnification Obligations